Exhibit 10.2
Execution Version

ELEVENTH AMENDMENT AND BORROWING BASE AGREEMENT
DATED AS OF OCTOBER 21, 2015
AMONG
BERRY PETROLEUM COMPANY, LLC,
AS BORROWER,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS PARTY HERETO

Active 21227588.1 080337.0166

ELEVENTH AMENDMENT AND BORROWING BASE AGREEMENT
THIS ELEVENTH AMENDMENT AND BORROWING BASE AGREEMENT (this “Agreement”) dated as of October 21, 2015, among BERRY PETROLEUM COMPANY, LLC, a Delaware limited liability company (the “Borrower”); the Lenders listed on the signature pages hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
WHEREAS, the Borrower, the Administrative Agent, the Lenders and the other Agents party thereto are parties to that certain Second Amended and Restated Credit Agreement dated as of November 15, 2010 (as amended to date, the “Credit Agreement”), pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower.
WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth in this Agreement, and the Lenders are willing, subject to the terms and conditions set forth herein, to make such amendments as set forth herein.
NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Agreement, and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Definitions. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendment to Section 1.1. Section 1.1 is hereby amended (a) with respect to each defined term below that is defined in Section 1.1 of the Credit Agreement, deleting such defined term from such Section 1.1 and replacing it with the analogous term below and (b) with respect to each defined term below that is not in Section 1.1 of the Credit Agreement, adding such defined term to such Section 1.1 in the appropriate alphabetical order thereto.
“‘Base Rate Margin’ means, for any day with respect to Base Rate Loans, the applicable rate per annum set forth in the grid below based on the Utilization Percentage then in effect:

Active 21227588.1 080337.0166

Level	Utilization Percentage	Base Rate Margin
Level 1	Less than or equal to 30%	0.750%
Level 2	Greater than 30% and less than or equal to 60%	1.000%
Level 3	Greater than 60% and less than or equal to 75%	1.250%
Level 4	Greater than 75% and less than or equal to 90%	1.500%
Level 5	Greater than 90%	1.750%

‘Commitment Fee Rate’ means on any day, an amount equal to 0.50% per annum; provided that the outstanding Swing Line Loans shall be excluded for purposes of calculating the Commitment Fee Rate.
‘Current Liabilities’ means the current liabilities of Borrower and its Consolidated Subsidiaries at such time, but excluding, for purposes of this definition (a) any non-cash losses or charges on any Hedging Contract resulting from the requirement at such time of SFAS 133 or any replacement accounting standard, (b) current maturities of the Obligations and the 2014 Notes and (c) current maturities of any Senior Notes or Junior Lien Debt which have been tendered for or with respect to which Borrower or its applicable Consolidated Subsidiary has exercised a redemption right and which are required by GAAP to be current.
‘EBITDAX’ means, for any period, determined on a Consolidated basis (a) Net Income for such period plus (b) the following expenses or charges to the extent deducted from Net Income in such period: exploration expenses, interest expense, income or franchise taxes, depreciation, depletion, amortization and other similar charges, minus (c) the following expenses or charges to the extent included in Net Income for such period: all noncash income and all cancellation of debt income.
‘Eleventh Amendment Effective Date’ means October 21, 2015.
‘Eurodollar Margin’ means, for any day with respect to any Eurodollar Loan, the applicable rate per annum set forth in the grid below based on the Utilization Percentage then in effect:

Active 21227588.1 080337.0166

Level	Utilization Percentage	Eurodollar Margin
Level 1	Less than or equal to 30%	1.750%
Level 2	Greater than 30% and less than or equal to 60%	2.000%
Level 3	Greater than 60% and less than or equal to 75%	2.250%
Level 4	Greater than 75% and less than or equal to 90%	2.500%
Level 5	Greater than 90%	2.750%

‘Junior Lien Debt’ means Indebtedness (i) of the Borrower and the Guarantors secured by the Mortgaged Properties on a junior lien basis to the Secured Obligations, on the terms and conditions set forth in (and with a Junior Lien Representative at all times party to) a Junior Lien Intercreditor Agreement, and (ii) as to which a representative of the holders of such Indebtedness, acting on behalf of such holders, shall have become party to the Junior Lien Intercreditor Agreement as a Junior Lien Representative.
‘Junior Lien Intercreditor Agreement’ means an intercreditor agreement in form and substance reasonably acceptable to the Majority Lenders, with such amendments, supplements, changes or other modifications from time to time as the Majority Lenders may approve, among the Borrower, the Guarantors and the Administrative Agent, as the representative of the Secured Parties, and the Junior Lien Representatives.
‘Junior Lien Representative’ or ‘Junior Lien Representatives’, as applicable, means one or more collateral agents or representatives for the holders of the relevant Junior Lien Debt and such other Persons as may from time to time become party thereto in accordance with the terms thereof.
‘Loan Documents’ means this Agreement, the Notes, each Junior Lien Intercreditor Agreement, the Security Documents, the Letters of Credit, the LC Applications, and all other agreements, certificates, documents, instruments and writings at any time delivered in connection herewith or therewith (exclusive of term sheets and commitment letters and Hedging Contracts).
‘Maturity Date’ means the earliest of (a) April 6, 2019 (b) 91 days prior to the earliest stated maturity date for any Junior Lien Debt not taking into account any springing maturity dates for such Junior Lien Debt, to the extent such Junior Lien Debt is outstanding as of such date, and (c) 91 days prior to each date to which the maturity date of any then outstanding Junior Lien Debt would spring (each such 91-day earlier date, a “Maturity Test Date”) as a result of a springing maturity concept contained therein, if on the applicable Maturity Test Date the conditions that would

Active 21227588.1 080337.0166

cause the applicable Junior Lien Debt not to have a springing maturity have not been satisfied.
‘Minimum Collateral Amount’ means (i) before the Minimum Collateral Increase Date, Mineral Interests representing eighty percent (80%) of the Present Value of the Proved Reserves properly attributed to the Borrowing Base Properties or such higher percentage of the Borrowing Base Properties that may be designated by Administrative Agent and (ii) on the Minimum Collateral Increase Date and thereafter, Mineral Interests representing ninety percent (90%) of the Present Value of the Proved Reserves properly attributed to the Borrowing Base Properties or such higher percentage of the Borrowing Base Properties that may be designated by Administrative Agent.
‘Minimum Collateral Increase Date’ means the date ninety (90) days after the Eleventh Amendment Effective Date, or such later date as agreed upon by the Administrative Agent in its sole discretion.
‘Mortgaged Property’ means any Property owned by the Borrower or any Guarantor which is subject to the Liens created under the terms of the Security Documents.
‘Property’ means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, cash, securities, accounts and contract rights.
‘Secured Parties’ means, at any time, (a) the Administrative Agent, (b) each Lender or LC Issuer, (c) each Lender Counterparty, (d) the beneficiaries of each indemnification obligation undertaken by the Borrower or any Guarantor under any Loan Document and (e) each other holder of, or obligee in respect of, any Secured Obligations, in each case to the extent designated as a secured party (or a party entitled to the benefits of the security) under any Loan Document outstanding at such time.
2.2    Amendment to Section 1.1. Section 1.1 is hereby amended by amending the definition of “Permitted Liens” by:
(i)    amending clause (h) thereto by replacing the reference “Section 7.1(p)” with “Section 7.1(q)”; and
(ii)    deleting the “and” from the end of clause (p) thereto, replacing the “.” at the end of clause (q) thereto with the phrase “; and”, and adding the following clause (r):
“(r)    Liens to secure Junior Lien Debt; provided that any such Lien is junior in priority to the Lien granted on such Property to secure the Secured Obligations (subject to the applicable Junior Lien Intercreditor Agreement).”

Active 21227588.1 080337.0166

2.3    Amendment to Section 1.1. Section 1.1 is hereby amended by amending the definition of “Permitted Refinancing” by:
(i)    replacing the reference to “Section 7.1(g), (h), (i), or (j) (in this definition, “Existing Indebtedness”)” in the lead-in thereto with a reference to “Section 7.1(g), (h), (i), (j), or (p) (in this definition, “Existing Indebtedness”)”; and
(ii)    deleting clause (c) thereto in its entirety and replacing it with:
“(c)    no scheduled payment of principal, scheduled mandatory redemption (other than customary change of control or asset sale tender offer provisions and, in respect of any Junior Lien Debt, springing maturity dates so long as the Maturity Date is no later than 91 days prior to any such springing maturity date), or scheduled sinking fund payment of such refinanced, renewed, or extended Indebtedness is due on or before the date that is 91 days after the Maturity Date;”
2.4    Amendment to Section 1.1. Section 1.1 is hereby amended by amending the definition of “Permitted Unsecured Debt” by replacing the phrase “180 days” in each of clause (b) and (g) thereto with the phrase “91 days”.
2.5    Amendment to Section 2.9(b). Section 2.9(b) is hereby amended by inserting the phrase, “(excluding, for the avoidance of doubt, any Permitted Refinancing)” immediately after the phrase, “each issuance of Permitted Unsecured Debt” in subclause (ii) thereof.
2.6    Amendment to Article VI. Article VI is hereby amended by adding the following Section 6.22:
“Section 6.22    Minimum Collateral Amount. The Borrower shall deliver Security Documents to the Administrative Agent no later than the Minimum Collateral Increase Date such that the Secured Obligations are secured by first and prior Liens (subject only to Permitted Liens) covering and encumbering not less than the Minimum Collateral Amount.”

2.7    Amendment to Section 7.1. Section 7.1 is hereby amended by:
(i)    deleting the “and” from the end of clause (o) thereof, renumbering clause (p) thereof as clause (q) and adding a new clause (p) to read as follows:
“(p)    Junior Lien Debt (x) in an aggregate principal amount not to exceed $500,000,000 at any time outstanding or (y) that constitutes any Permitted Refinancing; provided that, in each case, (i) at the time such Junior Lien Debt is incurred, (A) no Default has occurred and is then continuing and (B) no Default would result from the incurrence of such Junior Lien Debt after giving effect to the incurrence thereof (and any concurrent repayment of Debt with the proceeds of such incurrence), (ii) solely with respect to any Junior Lien Debt incurred under subclause (x) of this clause (p), immediately after the incurrence of such Junior Lien Debt, the

Active 21227588.1 080337.0166

Borrowing Base then in effect shall be reduced by an amount equal to 0.35 multiplied by the stated principal amount of such Junior Lien Debt (without regard to any original issue discount), (iii) such Junior Lien Debt does not have any scheduled amortization prior to the date that is 91 days after the Maturity Date, (iv) such Junior Lien Debt does not mature prior to the date that is 91 days after the Maturity Date, and (v) the economic terms of such Junior Lien Debt and any guarantee thereof are on market terms for issuers of similar size and credit quality given the then prevailing market conditions; and any Permitted Refinancing in respect thereof;”
(ii)    replacing the phrase “subsections (a) through (o)” in clause (q) thereto with the phrase “subsections (a) through (p)”; and
(iii)    deleting the last paragraph thereto in its entirety and replacing it with the following:
“No Restricted Person will make any prepayment, redemption, sinking fund payment, refinancing, or renewal of any Indebtedness described in Section 7.1(g), (h), (i), or (j), except for a Permitted Refinancing thereof. Notwithstanding anything to the contrary contained herein, Borrower may fully or partially prepay or redeem the Senior Notes, provided that (1) no Default has occurred and is continuing and no Borrowing Base Deficiency exists at such time and (2) it receives a contribution in an amount not less than the amount necessary for such prepayment or redemption (including principal, any premiums, accrued but unpaid interest and fees) from Linn and/or any of its Subsidiaries. For the avoidance of doubt and notwithstanding anything to the contrary contained herein, the Senior Notes and Permitted Unsecured Debt may be prepaid with or exchanged for notes issued by Linn.”
2.8    Amendment to Section 7.3. Section 7.3 is hereby amended by renumbering existing clause (f) thereof as clause (h) and adding the following as Section 7.3(f):
“(f)    Hedging Contracts in respect of natural gas (i) with an Approved Counterparty, (ii) the notional volumes for which do not exceed, as of the date such Hedging Contract is executed, 70% of the reasonably anticipated projected consumption of natural gas by the Borrower’s and its Consolidated Subsidiaries’ California operations (based upon the Borrower’s internal projections) for each month during the period during which such Hedging Contract is in effect and (iii) with a tenor of not more than 36 months. If, at the end of any fiscal quarter the Borrower determines that the notional amounts of Hedging Contracts in respect of natural gas purchases for such California operations exceed 70% of the Borrower’s most recent internal projections of such consumption for future periods, then the Borrower shall, within thirty (30) days of such determination (or such longer period agreed to by the Administrative Agent in its sole discretion), terminate, create off-setting positions or otherwise unwind existing Hedging Contracts in order to comply with this Section 7.3(f).”
2.9    Amendment to Section 7.12. Section 7.12 is hereby amended by deleting such Section in its entirety and replacing it with the following:

Active 21227588.1 080337.0166

“Interest Coverage Ratio. The Borrower will not, as of the last day of any Fiscal Quarter, permit the ratio of Adjusted EBITDAX for the Borrower and its Consolidated Subsidiaries for the period of four Fiscal Quarters then ending to Interest Expense for such period to be less than (a) for each Fiscal Quarter ending during the period from the Eleventh Amendment Effective Date through December 31, 2016, 2.0 to 1.0, (b) for each Fiscal Quarter ending during the period from March 31, 2017 through June 30, 2017, 2.25 to 1.0 and (c) for each Fiscal Quarter ending thereafter, 2.5 to 1.0.”
Section 3.    Borrowing Base. From and after the Eleventh Amendment Effective Date, the Borrowing Base shall be, and hereby is, equal to the amount of $900,000,000, which Borrowing Base shall remain in effect until the next Redetermination or the Borrowing Base is otherwise redetermined or adjusted in accordance with the Credit Agreement. Each of the Borrower, on the one hand, and the Administrative Agent and the Required Lenders, on the other hand, agree that the redetermination of the Borrowing Base pursuant to this Section 3 shall constitute the Scheduled Redetermination that was scheduled to occur on or before October 1, 2015. This Section 3 constitutes notice of the redetermined Borrowing Base in accordance with Section 2.9 of the Credit Agreement.
Section 4.    Conditions Precedent. This Agreement shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 10.1(a) of the Credit Agreement) (such date, the “Eleventh Amendment Effective Date”):
4.1    The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Eleventh Amendment Effective Date and all other fees the Borrower has agreed to pay in connection with this Agreement, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
4.2    The Administrative Agent shall have received from Lenders constituting the Required Lenders and the Borrower, executed counterparts (in such number as may be requested by the Administrative Agent) of this Agreement signed on behalf of such Person.
4.3    The Administrative Agent shall have received from the Borrower prepayments on outstanding Loans such that the outstanding principal balance of the Loans is equal to or less than $900,000,000, with such payments permanently reducing the Aggregate Commitments. The Administrative Agent and Required Lenders hereby waive any notices of prepayment required by the Credit Agreement in connection with such prepayments.
4.4    The Administrative Agent shall have received from Borrower financial and operational projections for the Borrower for the calendar year 2016, based upon good faith estimates and assumptions believed by management of Borrower to be reasonable at the time made.
4.5    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Agreement.

Active 21227588.1 080337.0166

The Administrative Agent is hereby authorized and directed to declare this Agreement to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 10.1(a) of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5.    Miscellaneous.
5.1    Confirmation. The provisions of the Credit Agreement, as amended by this Agreement, shall remain in full force and effect following the effectiveness of this Agreement.
5.2    Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) acknowledges the terms of this Agreement; (b) ratifies and affirms (i) its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby, and (ii) that the Liens created by the Loan Documents to which it is a party are valid and continuing and secure the Secured Obligations in accordance with the terms thereof, after giving effect to this Agreement; and (c) represents and warrants to the Lenders that on and as of the date hereof, and immediately after giving effect to the terms of this Agreement:
(i)    all of the representations and warranties of the Borrower contained in the Loan Documents are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and
(ii)    no Default or Event of Default has occurred and is continuing.
5.3    Loan Document. This Agreement is a Loan Document.
5.4    Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Agreement by facsimile transmission or electronic (PDF) means shall be effective as delivery of a manually executed counterpart hereof.
5.5    NO ORAL AGREEMENT. THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS AMONG THE PARTIES.
5.6    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

Active 21227588.1 080337.0166

5.7    Payment of Expenses. In accordance with Section 10.4(a) of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Agreement, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
5.8    Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.9    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[SIGNATURES BEGIN NEXT PAGE]

Active 21227588.1 080337.0166

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

BORROWER:	BERRY PETROLEUM COMPANY, LLC

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

LENDERS:	WELLS FARGO BANK, N.A., as Administrative Agent, a Lender, Swingline Lender and LC Issuer

	By:	/s/ Betsy Jocher
	Name:	Betsy Jocher
	Title:	Director

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

ABN AMRO Capital USA LLC

By:	/s/ Elizabeth Johnson
Name:	Elizabeth Johnson
Title:	Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

Associated Bank, N.A.

By:	/s/ Brian Caddell
Name:	Brian Caddell
Title:	Senior Vice President

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

Bank of America, N.A.

By:	/s/ Alia Qaddumi
Name:	Alia Qaddumi
Title:	Vice President

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

BANK OF MONTREAL

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Managing Director

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

Bank of Nova Scotia

By:	/s/ Alan Dawson
Name:	Alan Dawson
Title:	Director

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

BARCLAYS BANK PLC

By:	/s/ Luke Syme
Name:	Luke Syme
Title:	Assistant Vice President

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

BB&T

By:	/s/ Kelly Graham
Name:	Kelly Graham
Title:	Vice President

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

BNP Paribas

By:	/s/ Ann Rhoads
Name:	Ann Rhoads
Title:	Managing Director

By:	/s/ Juan Carlos Sandoval
Name:	Juan Carlos Sandoval
Title:	Director

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

BOKF, NA dba Bank of Oklahoma

By:	/s/ Sonja Borodko
Name:	Sonja Borodko
Title:	Vice President

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ William M. Reid
Name:	William M. Reid
Title:	Authorized Signatory

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

Capital One, National Association

By:	/s/ Matthew L. Molero
Name:	Matthew L. Molero
Title:	Sr. Vice President

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

Citibank, N.A.

By:	/s/ Phil Ballard
Name:	Phil Ballard
Title:	Vice President

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

CITIZENS BANK, N.A.

By:	/s/ Scott Donaldson
Name:	Scott Donaldson
Title:	Senior Vice President

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

COMERICA BANK

By:	/s/ William Robinson
Name:	William Robinson
Title:	Senior Vice President

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

COMMONWEALTH BANK OF AUSTRALIA

By:	/s/ Sanjay Remond
Name:	Sanjay Remond
Title:	Director

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

COMPASS BANK

By:	/s/ Kathleen J. Bowen
Name:	Kathleen J. Bowen
Title:	Managing Director

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender

By:	/s/ Dennis Petito
Name:	Dennis Petito
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Michael Moreno
Name:	Michael Moreno
Title:	Authorized Signatory

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Michael Shannon
Name:	Michael Shannon
Title:	Vice President

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

DNB Capital LLC, as Lender

By:	/s/ Asulv Tveit
Name:	Asulv Tveit
Title:	First Vice President

By:	/s/ James Grubb
Name:	James Grubb
Title:	Vice President

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

GOLDMAN SACHS LENDING PARTNERS, LLC

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

The Huntington National Bank

By:	/s/ Margaret Niekrash
Name:	Margaret Niekrash
Title:	Vice President

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

ING CAPITAL LLC

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Managing Director

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

JPMorgan Chase Bank N.A.

By:	/s/ Anson Williams
Name:	Anson Williams
Title:	Authorized Signatory

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

KEYBANK NATIONAL ASSOCIATION

By:	/s/ John Dravenstott
Name:	John Dravenstott
Title:	Vice President

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Matthew Meyers
Name:	Matthew Meyers
Title:	Authorized Signatory

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

NATIONAL BANK OF CANADA, as Lender

By:	/s/ Mark Williamson
Name:	Mark Williamson
Title:	Authorized Signatory

By:	/s/ Greg Steidl
Name:	Greg Steidl
Title:	Authorized Signatory

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

Natixis, New York Branch

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Managing Director

By:	/s/ Vikram Nath
Name:	Vikram Nath
Title:	Vice President

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

PNC Bank, National Association

By:	/s/ Kyle T. Helfrich
Name:	Kyle T. Helfrich
Title:	Assistant Vice President

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

Royal Bank of Canada

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

The Royal Bank of Scotland plc

By:	/s/ Simon Mockford
Name:	Simon Mockford
Title:	Managing Director

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

SOCIETE GENERALE

By:	/s/ Max Sonnonstine
Name:	Max Sonnonstine
Title:	Director

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Ryo Suzuki
Name:	Ryo Suzuki
Title:	General Manager

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

Toronto Dominion (New York) LLC

By:	/s/ Rayan Karim
Name:	Rayan Karim
Title:	Authorized Signatory

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

U.S. Bank National Association

By:	/s/ James P. Cecil
Name:	James P. Cecil
Title:	Vice President

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Managing Director

Signature Page to Eleventh Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC